AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 13, 2016

1933 Act No. 333-213124

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-14
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. [1]
Post-Effective Amendment No. []
(Check appropriate box or boxes)

WELLS FARGO FUNDS TRUST
 (Exact Name of Registrant as Specified in Charter)

525 Market Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant's Telephone Number)

C. David Messman
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, California 94105
(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

WELLS FARGO FUNDS TRUST

PART A
PROSPECTUS/PROXY STATEMENT

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

Filing Date

Dear Shareholder,

On August 9-10, 2016, the investment manager to the Wells Fargo Funds, Wells Fargo Funds Management, LLC ("Funds Management"), proposed to the Board of Trustees of Wells Fargo Funds Trust, the merger outlined in the table below. The Board of Trustees approved the proposed merger and the related Agreement and Plan of Reorganization, subject to approval by shareholders of the Target Fund shown in the table below.

As a result, you are invited to vote on a proposal to merge your Target Fund into the Acquiring Fund shown in the table below (the "Merger"). The Board of Trustees has unanimously approved the Merger and recommends that you vote FOR the proposal.

Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund

This is a general summary of how the Merger, if approved by shareholders, will work:

■

The Target Fund will transfer all of its assets to the Acquiring Fund.

■

The Acquiring Fund will assume all of the liabilities of the Target Fund.

■

The Acquiring Fund will issue new shares that will be distributed to you in an amount equal to the value of your Target Fund shares.

■

You will become a shareholder of the Acquiring Fund and will have your investment managed in accordance with the Acquiring Fund's investment strategies.

■

You will not incur any sales charges or similar transaction charges as a result of the Merger.

■

It is expected that the Merger will not be a taxable event to the Target Fund, the Acquiring Fund or their shareholders for U.S. federal income tax purposes.

Details about the Target Fund's and its Acquiring Fund's investment objectives, principal investment strategies, management, past performance, principal risks, fees, and expenses, along with additional information about the Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.

A special meeting of the Target Fund's shareholders will be held on December 8, 2016 at 10:00 a.m. Pacific time, at the office of the Wells Fargo Funds, 525 Market Street, San Francisco, California, 94105. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by other means, such as by telephone or internet, by following the voting instructions outlined in your proxy card. If the Target Fund does not receive your vote after several weeks, you may receive a telephone call from PROXY SOLICITOR requesting your vote. PROXY SOLICITOR has been retained to act as our proxy solicitor and will receive approximately $xxxxxxx as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Merger will be borne by shareholders of the Funds. If you have any questions about the Merger or the proxy card, please call PROXY SOLICITOR at 1-866-828-6931(toll-free).

Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.

Sincerely,
Karla Rabusch
 President
 Wells Fargo Funds

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

Filing Date

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2016

A special meeting (the "Meeting") of shareholders of the Target Fund, a series of Wells Fargo Funds Trust (the "Trust"), as set forth in the table below, will be held at the offices of Wells Fargo Funds, 525 Market Street, San Francisco, California 94105 on December 8, 2016 at 10:00 a.m., Pacific time.

Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund

With respect to the Target Fund, the Meeting is being held for the following purposes:

1.

To consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of August 10, 2016, providing for the reorganization of the Target Fund, including the acquisition of all of the assets of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Target Fund in liquidation of the Target Fund.

2.

To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of the Trust has fixed the close of business on September 30, 2016, as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) thereof.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees,

C. David Messman
 Secretary

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

Filing Date

PROSPECTUS/PROXY STATEMENT

This prospectus/proxy statement contains information you should know before voting on the proposed merger (the "Merger") of the Target Fund into the Acquiring Fund as set forth and defined in the table below, each of which is a series of Wells Fargo Funds Trust (the "Trust"), a registered open-end management investment company. If approved, the Merger will result in you receiving shares of the Acquiring Fund in exchange for your shares of the Target Fund as set forth in the table below.

Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund

The Target Fund and Acquiring Fund listed above are referred to herein as a "Fund" or, collectively, the "Funds."

Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and the Merger has been filed with the Securities and Exchange Commission (the "SEC").

The prospectuses, statements of additional information and annual reports of the Target Fund and the Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/proxy statement. Copies of these documents are available upon request without charge by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, calling 1.800.222.8222 or visiting the Wells Fargo Funds website at wellsfargofunds.com.

You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.

The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any government agency and involve investment risk, including possible loss of your original investment.

Prospectus/Proxy Statement

Overview

This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, in the Merger Statement of Additional Information (" Merger SAI"), in each Fund's prospectus, in each Fund's financial statements contained in its annual report, in each Fund's Statement of Additional Information ("SAI"), and in the related Agreement and Plan of Reorganization (the "Plan"), a form of which is attached as Exhibit A hereto.

Key Features of the Merger

The Plan sets forth the key features of the Merger covered thereby and generally provides for the following:

■

the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for new shares of the Acquiring Fund;

■

the assumption by the Acquiring Fund of all of the liabilities of the corresponding Target Fund;

■

the liquidation of the Target Fund by distributing the shares of the corresponding Acquiring Fund to the Target Fund's shareholders; and

■

the assumption of the costs of the Merger by the Funds.

The Merger is scheduled to take place on or about January 20, 2017 (the "Closing Date"). For a more complete description of the Merger, see the section entitled "Merger Information - Agreement and Plan of Reorganization," as well as Exhibit A.

Reasons for the Proposal and Board of Trustees Recommendation

At a meeting held on August 9-10, 2016, the Board of Trustees of the Trust (the "Board"), including a majority of Trustees who are not "interested persons" of the Target Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Trustees"), considered and unanimously approved the Merger.
Prior to approving the Merger, the Board received the recommendation that the Merger be approved from the Manager. In recommending the approval of the Merger to the Board, the Manager noted that it considered various factors, including asset size, performance and profitability. The Manager indicated to the Board that the proposal to merge the Target Fund into the Acquiring Fund is intended to consolidate the Funds given their similar investment objectives and investment strategies and the fact that they are managed by the same portfolio management teams, and in anticipation of investor responses to regulatory reforms recently adopted by the SEC applicable to money market funds. Funds Management advised the Board that it expects the Funds to experience redemptions in the wake of the regulatory reforms that will significantly reduce  the size of the Funds by the Merger Date. Although the Acquiring Fund was, as of the date of the Board's approval of the Merger, significantly larger than the Target Fund, the Manager advised the Board that the Manager expects the Funds to be of similar size by the Merger Date.
Before approving the Merger, the Board reviewed, among other things, information about the Funds and the Merger. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of the Acquiring Fund following the Merger), as well as the similarities and differences between the Funds' investment objectives, principal investment strategies and specific portfolio characteristics.
The Board, including all of the Independent Trustees, has concluded that the Merger would be in the best interests of the Target Fund, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Board is submitting the Plan to the Target Fund's shareholders and unanimously recommended its approval. The Board has also approved the Plan on behalf of the Acquiring Fund.
For further information about the considerations of the Board, please see the section entitled "Board Considerations."

Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information)

The following section provides a comparison of the Funds' investment objectives, principal investment strategies, fundamental investment policies, risks, performance records, and expenses. It also provides information about what the management and share class structure of the Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this prospectus/proxy statement and each Fund's prospectus(es) and SAI. In this section, percentages of a Fund's "net assets" are measured as percentages of net assets plus borrowings for investment purposes. References to "we" in the principal investment strategy discussion for a Fund generally refer to the Manager or the sub-adviser.

WELLS FARGO MUNICIPAL MONEY MAREKT FUND INTO WELLS FARGO NATIONAL TAX-FREE MONEY MARKET FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for your Target Fund shares.

If you own this class of shares of the Wells Fargo Municipal Money Market Fund:	You will receive this class of shares of the Wells Fargo National Tax-Free Money Market Fund:
Class A	Class A
Premier Class	Premier Class
Service Class	Service Class

The Acquiring Fund shares you will receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.
The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information see the section entitled "Buying, Selling and Exchanging Fund Shares." Additional information on how you can buy, sell or exchange shares of each Fund is available in the Fund's prospectuses and SAI.

Investment Objective and Strategy Comparison

The following section compares the investment objectives, principal investment strategies and fundamental investment policies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds' investment objectives are similar in that both Funds seek current income and to preserve capital and liquidity, but the Target Fund seeks income that is exempt only from regular federal income tax while the Acquiring Fund seeks income that is exempt from all federal income tax (including federal alternative minimum tax ("AMT")).

The Funds' principal investment strategies are substantially similar. The primary difference is that the Target Fund, under normal circumstances, invests at least 80% of the Target Fund's net assets in municipal obligations that pay interest exempt from regular federal income tax, but not necessarily AMT, whereas the Acquiring Fund, under normal circumstances, invests at least 80% of the Acquiring Fund's net assets in municipal obligations that pay interest exempt from federal income tax and AMT. Municipal obligations subject to AMT tend to pay higher interest rates than municipal obligations that are not subject to AMT. These investment policies of the Funds are fundamental and may only be changed with shareholder approval.

Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund
INVESTMENT OBJECTIVES
The Fund seeks current income exempt from regular federal income tax, while preserving capital and liquidity.	The Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.
PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments and at least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from regular federal income tax, but not necessarily the federal alternative minimum tax ("AMT").
The 80% policy is fundamental and may only be changed with shareholder approval.

Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments and at least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax ("AMT").
The 80% policy is fundamental and may only be changed with shareholder approval.

We may also invest any amount in securities that pay interest subject to federal AMT.	Not in the Fund's strategy.

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, floating, or variable rates of interest.

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, floating, or variable rates of interest.

We invest principally in municipal obligations that pay interest exempt from regular federal income tax, but not necessarily federal AMT. The Fund attempts to invest exclusively in these securities. However, the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to regular federal income tax.

We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. The Fund attempts to invest exclusively in these securities. However, the Fund may invest up to 20% of its net assets in high quality, short-term money market instruments that pay interest subject to federal income tax and/or federal AMT.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and weighted average maturity. We will only purchase securities that we have determined present minimal credit risk.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and weighted average maturity. We will only purchase securities that we have determined present minimal credit risk.

The fundamental investment policies of the Fund, which may only be changed with shareholder approval are substantively similar, except that the Acquiring Fund has an exception to its policy to not concentrate whereby the Fund (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects.  The Target Fund does not have such an exception to its policy to not concentrate.
For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are identical to those of the Acquiring Fund due to the similarity of the Target Fund's and the Acquiring Fund's investment objectives and principal investment strategies.

The below table compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund
Credit Risk	Credit Risk
Interest Rate Risk	Interest Rate Risk
Management Risk	Management Risk
Market Risk	Market Risk
Money Market Fund Risk	Money Market Fund Risk
Municipal Securities Risk	Municipal Securities Risk
Regulatory Risk	Regulatory Risk

Each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectuses and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds by visiting the Wells Fargo Funds website at wellsfargofunds.com. To obtain a current 7-day yield for a Fund call toll-free 1-800-222-8222.

For additional information about the performance history of the Target Fund, please see Exhibit C.

Calendar Year Total Returns for Class A Shares (%) for the Wells Fargo Municipal Money Market Fund

Average Annual Total Returns for the periods ended 12/31/2015
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A	1/5/1995	0.02%	0.03%	0.78%
Premier Class	7/9/2010	0.02%	0.04%	0.90%
Service Class	11/2/1988	0.02%	0.03%	0.88%

Calendar Year Total Returns for Class A Shares (%) for the Wells Fargo National Tax-Free Money Market Fund

Average Annual Total Returns for the periods ended 12/31/2015
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A	7/28/2003	0.02%	0.02%	0.76%
Premier Class	11/8/1999	0.02%	0.03%	0.94%
Service Class	8/3/1993	0.02%	0.02%	0.83%

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. With respect to both Funds, no sales charges are imposed on either purchases or sales of Fund shares.

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

The following table entitled "Annual Fund Operating Expenses" allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table column are based on the actual expenses incurred for each Fund's fiscal year ended January 31, 2016. The pro forma expense column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended January 31, 2016, assuming the Merger had taken place at the beginning of that period.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Money Market Fund (Pre-Merger)	Wells Fargo National Tax-Money Market Fund (Pro Forma)
Class A
Management Fees	0.35%	0.15%	0.15%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.52%	0.48%	0.48%
Total Annual Fund Operating Expenses	0.87%[1]	0.63%	0.63%
Waiver of Fund Expenses	(0.23)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waiver	0.64%[2]	0.63%[3]	0.63%[4]
Service Class
Management Fees	0.35%	0.15%	0.15%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.42%	0.38%	0.38%
Total Annual Fund Operating Expenses	0.77%	0.53%	0.53%
Waiver of Fund Expenses	(0.32)%	(0.08)%	(0.08)%
Total Annual Fund Operating Expenses After Waiver	0.45%[2]	0.45%[2]	0.45%[4]
Premier Class
Management Fees	0.35%	0.15%	0.15%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.13%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.48%	0.24%	0.24%
Waiver of Fund Expenses	(0.28)%	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Waiver	0.20%[2]	0.20%[2]	0.20%[4]
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through May 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
3	The Manager has contractually committed through May 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.65% for Class A. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
4	Effective upon the closing of the Merger, the Manager has contractually committed through May 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.64% for Class A, 0.45% for Service Class and 0.20% for Premier Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Examples of Fund Expenses

The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Wells Fargo Municipal Money Market Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$65	$255	$460	$1,051
Premier Class	$20	$126	$241	$577
Service Class	$46	$214	$396	$924

Wells Fargo National Tax-Free Money Market Fund (Pre-Merger)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$66	$204	$353	$788
Premier Class	$20	$73	$131	$302
Service Class	$46	$162	$288	$657

Wells Fargo National Tax-Free Money Market Fund (Pro Forma)
Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$65	$203	$352	$787
Premier Class	$20	$73	$131	$302
Service Class	$46	$162	$288	$657

Each Fund has a shareholder servicing fee of up to 0.25% for Class A and Service Class shares. Premier Class shares do not pay a shareholder servicing fee.

Fund Management Information

The following table identifies the manager and sub-adviser for the Acquiring Fund. The manager and sub-adviser of the Target and Acquiring Fund are the same. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Funds."

Wells Fargo National Tax-Free Money Market Fund
Manager	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated

Tax Information

It is expected that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes. A receipt of an opinion substantially to that effect from Pepper Hamilton LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.
The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits registered investment companies ("RICs"), such as the Funds, to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." The Merger will cause the tax year of the Target Fund to close, which may result in an earlier expiration of net capital loss carryforwards than would otherwise occur.

It is not anticipated that a substantial portion of the securities held by the Target Fund will be disposed of in connection with the Merger to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund. Any realignment could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund's shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations.
Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Merger."

RISK DESCRIPTIONS

An investment in each Fund is subject to certain risks. There is no assurance that the return of a Fund will be positive or that a Fund will meet its investment objective. An investment in a Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates; is not insured, or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in a Fund could result in a loss of money. The following provides additional information regarding the various risks referenced in the section entitled "Merger Summary."

Credit Risk. The issuer or guarantor of a debt security may be unable or perceived to be unable to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer's credit quality declines.

Interest Rate Risk. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund's manager or sub-adviser in seeking to achieve the Fund's investment objective may not produce the returns expected, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Money Market Fund Risk. Although a Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in the Fund. The Fund's yield will change based on changes in interest rates and other market conditions. Because the Fund invests in short-term instruments, the Fund's dividend yields are expected to be low when short-term market interest rates are low.

Municipal Securities Risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by a Fund.

Regulatory Risk. On July 23, 2014, the Securities and Exchange Commission voted to amend various rules related to money market funds, including Rule 2a-7. There are various compliance dates for these amendments, with the latest being October 14, 2016. In order to comply, the Fund may be required to take certain steps that could affect money market fund investments and operations. The precise nature of these changes and their impact on the Fund and its shareholders has not yet been determined.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the manager and sub-adviser of the Acquiring Fund as referenced in the section entitled "Merger Summary" and also provides expenses related to the operations of the Acquiring Fund. The Manager and sub-adviser of the Target Fund are the same as the Manager and sub-adviser of the Acquiring Fund.

Manager

Funds Management is the manager to the Acquiring Fund. The following are some key facts about Funds Management:

■

Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services.

■

Funds Management is a registered investment adviser that provides investment management services for registered mutual funds, closed-end funds and other funds and accounts.

■

Funds Management is located at 525 Market Street, San Francisco, California 94105, and Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94163.

Sub-Adviser

Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, located at 525 Market Street, San Francisco, California 94105, is the sub-adviser for the Acquiring Fund and is responsible for the day-to-day investment management activities of the Acquiring Fund. Wells Capital Management Incorporated is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Management and Sub-Advisory Fees

As compensation for the investment management services Funds Management provides to the Acquiring Fund, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Acquiring Fund's average daily net assets.

Fund	Assets Under Management	Fee
Wells Fargo National Tax-Free Money Market Fund	First $5 billion	0.150%
	Next $5 billion	0.140%
	Over $10 billion	0.130%

For providing sub-advisory services to the Acquiring Fund, Wells Capital Management is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of the Acquiring Fund's average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as investment manager to the Acquiring Fund.

Fund	Assets Under Management	Fee
Wells Fargo National Tax-Free Money Market Fund	First $1 billion	0.05%
	Next $2 billion	0.03%
	Next $3 billion	0.02%
	Over $6 billion	0.01%

Prior to July 1, 2015, Funds Management provided advisory services to the Acquiring Fund pursuant to an investment advisory agreement ("Advisory Agreement"). Effective July 1, 2015, Funds Management provides investment management services to the Acquiring Fund pursuant to an investment management agreement (the "Management Agreement"), which combines the terms of the Advisory Agreement with the terms of the Acquiring Fund's prior Amended and Restated Administration Agreement applicable to Fund-level administrative services. For the Acquiring Fund's most recent fiscal year end, the aggregate of the advisory fee paid to Funds Management pursuant to the Advisory Agreement (prior to July 1, 2015) together with the investment management fee paid to Funds Management pursuant to the Management Agreement (beginning on July 1, 2015), net of any applicable waivers and reimbursements, was as follows:

Advisory/Investment Management Fees Paid

Fund	As a % of average daily net assets
Wells Fargo National Tax-Free Money Market Fund	0.00%

For a discussion regarding the basis for the approval of the Acquiring Fund's Management Agreement and Sub-Advisory Agreement by the Board, please see the shareholder report for the period ended July 31st.

Multi-Manager Arrangement

The Acquiring Fund and Funds Management have obtained an exemptive order from the SEC that permits Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management or the Acquiring Fund, as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management ("Multi-Manager Sub-Advisers").

Pursuant to the order, Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for the Acquiring Fund. Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for the Acquiring Fund pursuant to the order, the Acquiring Fund is required to notify shareholders within 90 days. The Acquiring Fund is not required to disclose the individual fees that Funds Management pays to a Multi-Manager Sub-Adviser.

ADDITIONAL INFORMATION REGARDING THE EXPENSES OF THE FUNDS

The Acquiring Fund pays Funds Management a class-level administrative fee. The class-level administrative fee is applied on a class-by-class basis and at rates that differ among classes. Funds Management provides or obtains transfer agency services for the Acquiring Fund as part of its class-level administrative service, and the administrative fee paid on a class-by-class basis is intended in part to compensate Funds Management for providing or obtaining those transfer agency services. The Acquiring Fund's SAI contains more information regarding the administration and transfer agency service fees borne by the Acquiring Fund.

MERGER INFORMATION

Board Considerations

At a regular Board meeting on August 9-10, 2016 (the "Board Meeting"), the Board, all of the members of which are Independent Trustees, considered the proposed Merger of the Target Fund into the Acquiring Fund. In advance of the Board Meeting, Funds Management provided extensive background materials and analyses to the Board. These materials included information on the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund, their comparative operating expense ratios, asset size, net asset values, extended mark-to-market net asset values per share (to four decimal places), investment performance, and analyses of certain tax information, transaction cost information and projected benefits of the Merger. Representatives of Funds Management presented these materials and responded to questions at the Board Meeting.

After reviewing and discussing these materials and analyses with management, with legal advisors and among themselves, the Board unanimously approved the Plan. In its deliberations, the Board recognized that some of the projected benefits of the Plan would accrue to Funds Management and its affiliates rather than the shareholders of each participating Fund. In this regard, the Board noted that Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and other cost savings resulting from the consolidation of similar Funds. The Board recognized these benefits in the context of focusing on Fund shareholder benefits and evaluating the Plan overall, and determined that the Merger would be in the best interests of the Target Fund. The Board further determined that the interests of shareholders of the Target Fund would not be diluted as a result of the Merger. In approving the Plan, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Accordingly, the Board unanimously recommends that shareholders of the Target Fund vote to approve the Merger for the following reasons:

OVERALL PRODUCT LINE AND FUND VIABILITY

The Board noted that the Merger is intended to combine funds with similar investment objectives and principal investment strategies, and in anticipation of market responses to regulatory reforms recently adopted by the SEC applicable to money market funds. Funds Management advised the Board that it expects the Funds to experience redemptions in the wake of the regulatory reforms that will, based on Funds Management's estimated expectations, significantly reduce the size of the Funds by the Merger Date. By combining compatible funds, the Wells Fargo Funds complex and their service providers are able to take steps towards more effectively concentrating management, distribution and other resources, thereby eliminating duplicative costs, reducing the impact of the redemptions, and potentially improving shareholder returns. The Board determined that the elimination of duplicative costs, reducing the impact of the redemptions, and  spreading certain costs across a larger asset base may benefit shareholders of a combined Acquiring Fund over time by facilitating potential reductions in operating expense ratios.

The Merger is expected to benefit shareholders of the Funds through increased potential for economies of scale and product viability. Funds Management considered various alternatives with respect to the management and viability of the Target Fund, including liquidation, before determining to recommend the Merger.

PORTFOLIO MANAGEMENT

The Board considered the principal investment strategy similarities and differences and determined that the principal investment strategies of the Acquiring Fund are similar enough to those of the Target Fund to allow shareholders to continue to own a fund with similar attributes.

The Board considered the fact that the Target Fund and Acquiring Fund are both money market funds that are managed to comply with Rule 2a-7 under the 1940 Act and, as "retail" funds, are designed to sell and redeem shares at a stable net asset value of $1.00 per share. Funds Management advised the Board as to the cause of a difference in the Funds' relative current market-based net asset values, which is not the value at which shareholders transact but is a value that is calculated frequently in order to determine the Funds' ability to continue to transact at $1.00. Funds Management also advised the Board that the market-based net asset value of the combined Acquiring Fund is expected to be higher than the corresponding mark-to-market net asset value of the Target Fund due to anticipated shareholder redemptions and the Funds' current net asset values. The Board considered that the Target Fund shareholders' market-based net asset value would increase as a result of the Merger and that the interests of shareholders of the Target Fund would not be diluted as a result of the Merger.

The Board considered that the Target Fund, under normal circumstances, invests at least 80% of the Target Fund's net assets in municipal obligations that pay interest exempt from regular federal income tax, but not necessarily AMT, while the Acquiring Fund, under normal circumstances, invests at least 80% of the Acquiring Fund's net assets in municipal obligations that pay interest exempt from federal income tax, including AMT. The Board considered these differences as part of its overall determination that participating in the Merger would be in the best interests of the Target Fund. The Board also noted that the same portfolio managers responsible for the day-to-day management of the Target Fund are also responsible for the day-to-day management of the Acquiring Fund. The Board was satisfied as to the nature and quality of advisory services expected to be provided for the benefit of the combined Acquiring Fund.

GREATER POTENTIAL ECONOMIES OF SCALE IN THE FUTURE

The Board also considered that the Target Fund and Acquiring Fund may benefit from the potential for greater economies of scale in the future by combining into a single fund that would have a larger asset base, and that is expected to have greater potential for asset growth, following the Merger. The Board noted that although the Acquiring Fund was, as of the date of the Board's approval of the Merger, significantly larger than the Target Fund, the Manager advised the Board that the Manager expects the Funds to be of similar size by the Merger Date.

COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed in the section entitled "Merger Summary - Investment Objective and Strategy Comparison," above, the Target Fund and Acquiring Fund have similar investment objectives and principal investment strategies. The Board considered the holdings of the Target Fund and Acquiring Fund and noted the degree of overlap of their respective portfolios. The Board recognized that the Target Fund will bear transaction costs and may realize capital gains or losses for tax purposes in connection with transitioning its portfolio to more closely resemble the portfolio of the Acquiring Fund. The Board considered Funds Management's representation that the Merger is not expected to significantly alter the risk/potential return profile of any Target Fund shareholder's investment, as the principal risks of the Target Fund and Acquiring Fund are identical.

COMPARATIVE PERFORMANCE

The Board also reviewed the absolute performance of the Target Fund and Acquiring Fund, as well as their performance compared to a relevant universe of comparable funds identified by an independent data provider. The Board noted that the Acquiring Fund (Premier Class) has achieved comparable investment performance returns as the Target Fund (Premier Class) over the various time periods under review. Shareholders should consult the chart in the section entitled "Merger Summary - Fund Performance Comparison" for more detailed performance information. Of course, past performance is not predictive of future results.

MANAGEMENT FEES AND GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

The Board noted that the pro forma gross operating expense ratio for each share class of the Acquiring Fund would be lower than that of the corresponding share class of the Target Fund based on what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended January 31, 2016, assuming the Merger had taken place at the beginning of that period. The Board also considered that the pro forma net operating expense ratio of each share class of the Acquiring Fund is equal to or lower than that of the corresponding share class of the Target Fund, taking into account fee waiver and expense reimbursement commitments by Funds Management. The Board also noted that the pro forma management fees for each share class of the Acquiring Fund would be lower than the management fees of the corresponding share class of the Target Fund. The Board noted that Funds Management has agreed to net operating expense ratio caps until May 31, 2018 for each share class of the Acquiring Fund, and that, thereafter, the caps cannot be raised or terminated without Board approval. Thus, Target Fund and Acquiring Fund shareholders will not experience an increase in their net operating expense ratios above the applicable expense caps until such date at the earliest. Shareholders should consult the section entitled "Merger Summary - Shareholder Fee and Fund Expense Comparison" for more detailed gross and net operating expense ratio information.

EXPECTED TAX-FREE CONVERSION OF THE TARGET FUND SHARES

The Board also considered the expectation that the Merger will be treated as a "reorganization" for U.S. federal income tax purposes. By participating in the Merger, it is expected that: (1) Target Fund shareholders will not recognize a taxable gain or a loss on the exchange of Target Fund shares for shares of the same or a comparable class of the Acquiring Fund; (2) shareholders will have the same tax basis in Acquiring Fund shares as in Target Fund shares; and (3) assuming that shareholders hold Target Fund shares as a capital asset, the holding period for the Acquiring Fund shares will include the period for which the shareholder held Target Fund shares. Shareholders of the Target Fund will continue to have the right to redeem any or all shares at net asset value, at any time, either before or after the Merger.
Target Fund shareholders should review the sections entitled "Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Tax Information" and "Merger Information - Material U.S. Federal Income Tax Consequences of the Merger" for a more detailed description of the material U.S. federal income tax consequences of the Merger. The Board further noted that the Merger is expected to qualify as a tax-free "reorganization" for U.S. federal income tax purposes and that receipt of an opinion substantially to that effect from tax counsel to the Acquiring Fund is a condition to the obligation of the Funds to consummate the Merger.

EXPENSES OF THE MERGER

In light of the anticipated benefits to the shareholders of both Funds from the completion of the Merger, the Board approved the proposal that the Funds bear all expenses incurred in connection with the Merger (estimated to be approximately $58,000), whether or not the Merger is consummated.

Ultimately, in the exercise of its business judgment, the Board determined that participating in the Merger would be in the best interests of the Target Fund.

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to Exhibit A attached hereto.

The Plan provides that the Acquiring Fund will acquire all of the assets of the Target Fund in exchange for shares of equal value of the Acquiring Fund (measured on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, at 10:00 a.m. Pacific Time on a particular Merger date (the "Effective Time").

The number of full and fractional shares of each class of the Acquiring Fund to be received by each corresponding class of the Target Fund will be determined by dividing the value of assets net of known liabilities attributable to the Target Fund class by the net asset value ("NAV") of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of liabilities and the NAV of each class of the Acquiring Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Effective Time or upon such other date as the parties may agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the "Valuation Date").

Prior to the Closing Date, the Target Fund will declare a distribution which, together with all previous distributions, shall have the effect of distributing to the Target Fund's shareholders (in shares of the Target Fund, or in cash, as the shareholder has previously elected) substantially all of the Target Fund's undistributed investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and all of its undistributed net capital gain realized in all taxable periods ending on or prior to the Closing Date (after reduction by any available capital loss carryforwards).

At the Effective Time or as soon as reasonably practicable thereafter, the Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of the Trust in accordance with applicable law and its Amended and Restated Declaration of Trust ("Declaration of Trust").

A majority of the Board may terminate the Plan on behalf of the Target Fund or Acquiring Fund under certain circumstances. In addition, completion of a Merger is subject to numerous conditions set forth in the Plan, including approval by Target Fund shareholders, the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes.

Whether or not the Merger is consummated, the Funds will bear all expenses incurred in connection with the Merger. If the Target Fund's shareholders do not approve the Merger, the Board on behalf of the Target Fund may consider other possible courses of action with respect to the Target Fund, including, without limitation, a merger with another fund or a liquidation of the Target Fund.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion summarizes certain material U.S. federal income tax consequences of the Merger, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/proxy statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Merger or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Target Fund shares as capital asset at the time of the Merger; a holder of Target Fund shares through a tax-deferred account; an entity taxable as a partnership for U.S. federal income tax purposes; or an investor in such an entity.
We have not requested and will not request an advance ruling from the Internal Revenue Service ("IRS") as to the U.S. federal income tax consequences of the Merger or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences to you of the Merger of your Target Fund and of holding Acquiring Fund shares, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of each Merger as Tax-Free "Reorganization" Under the Internal Revenue Code

The obligation of the Funds to consummate the Merger is contingent upon their receipt of an opinion from Pepper Hamilton LLP, special tax counsel to the Funds, generally to the effect that the Merger will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code, and therefore generally:

1.

no gain or loss will be recognized by the Acquiring Fund upon receipt of the Target Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

2.

the Acquiring Fund's tax basis in the assets of the Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund's tax basis in the assets immediately prior to the transfer;

3.

the Acquiring Fund's holding periods for the assets of the Target Fund will include the periods during which such assets were held by the Target Fund;

4.

no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

5.

no gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares;

6.

the aggregate tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of his or her Target Fund shares exchanged therefor;

7.

a Target Fund shareholder's holding period for his or her Acquiring Fund shares will include the period for which he or she held the Target Fund shares exchanged therefor, provided such Target Fund shareholder held such Target Fund shares as a capital asset; and

8.

the Acquiring Fund will succeed to, and take into account the items of the Target Fund described in Section 381(c) of the Internal Revenue Code, for example, capital loss carryforwards and methods of accounting, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Fund and the Target Fund.

Status as a Regulated Investment Company

Since its formation, each Fund has elected and believes it has qualified to be treated as a separate "regulated investment company," or "RIC," under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

A portion of the securities held by the Target Fund may be disposed of prior to the Merger. If a portion of the securities held by the Target Fund are disposed of prior to the Merger, it could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's tax basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to the Merger will be distributed to the Target Fund's shareholders as capital gain dividends (to the extent of net capital gain) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Additionally, the Target Fund's taxable year will end as a result of the Merger, which will accelerate any distributions to shareholders from the Target Fund for its short taxable year ending on the date of the Merger. Prior to the Merger, the Target Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Merger. Such distributions will be made to such shareholders before or after the Merger. A Target Fund shareholder will be required to include any such distributions in his or her taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Merger not occurred.

Tax Attributes of the Combined Funds: Utilization of Loss Carryforwards and Unrealized Losses

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits RICs to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and the excess of a Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. The Funds cannot carry back or carry forward any net operating losses.

Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 than would otherwise occur. In addition, the Merger is expected to result in a limitation on the ability of the Acquiring Fund to use any capital loss carryforwards and, potentially, any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Acquiring Fund or the Target Fund (the "Limited Fund"). These limitations, pursuant to Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation, for capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011. The Section 382 limitation generally will equal the product of the net asset value of the Limited Fund immediately prior to your Merger and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of July 2016, the applicable long-term tax-exempt rate is 2.15%. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of your Merger. In certain instances, under Section 384 of the Internal Revenue Code, your Acquiring Fund will also be prohibited from using the Target Fund's capital loss carryforwards and unrealized losses (once realized) against the unrealized gains of the Acquiring Fund immediately prior to the Merger, or vice-versa, to the extent such gains are realized within five years following the Merger. While the ability to absorb losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 expire eight taxable years following realization, including the short taxable year resulting from a Merger, substantially all of a Fund's capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 may become permanently unavailable where the limitation applies. Even if capital loss carryforwards or unrealized losses (once realized) can be used, the tax benefit resulting from those losses may be delayed and will be shared by both the Target Fund and Acquiring Fund shareholders following a Merger. Therefore, Target Fund shareholders may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Merger did not occur.

In general, the limitation under Section 382 will apply to capital loss carryforwards and unrealized losses (once realized) of a Fund when its shareholders will hold less than 50% of the outstanding shares of the Acquiring Fund immediately following the Merger. Accordingly, it is expected that the limitation will apply to any losses of the Wells Fargo Municipal Money Market Fund. Even if the Merger does not result in the limitation on the use of the Fund's losses, future transactions by the Acquiring Fund may do so.

Finally, in addition to the other limitations on the use of losses, Section 381 of the Internal Revenue Code prescribes that, for the taxable year of the Merger, only that percentage of the Acquiring Fund's capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following the Merger can be reduced by the Target Fund's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Internal Revenue Code, as described above).

In addition, the Fund's capital loss carryovers and unrealized losses, once realized, may be subject to limitation in the hands of the combined Fund after the Merger under various provisions of the Internal Revenue Code. Even if the Merger does not result in the limitation on the use of the Fund's losses, prior or future transactions by the Fund may have done or do so.
U.S. Federal Income Taxation of an Investment in the Acquiring Fund
The following discussion summarizes certain material U.S. federal income tax consequences of an investment in the Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectuses and statements of additional information for the Acquiring Funds for additional U.S. federal income tax information.
Qualification as a Regulated Investment Company. It is intended that the Acquiring Fund will continue to qualify for treatment as a RIC under Subchapter M of Chapter 1, Subtitle A of the Internal Revenue Code. The Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to each Acquiring Fund even though the Acquiring Fund is a series of the Acquiring Trust. Furthermore, the Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Internal Revenue Code, the Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Acquiring Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the Acquiring Fund.
The Acquiring Fund must also diversify its holdings so that, at the end of each quarter of the Acquiring Fund's taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Acquiring Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Acquiring Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement described in clause (i)(B), the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If the Acquiring Fund fails to satisfy any of the qualifying income and diversification requirements in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement(s). Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, the Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss. If the Acquiring Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Acquiring Fund in the year they are actually distributed. However, if the Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution on December 31 of the first year. The Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Acquiring Fund will not be subject to U.S. federal income taxation.
Moreover, the Acquiring Fund may retain for investment all or a portion of its net capital gain. If the Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, the Acquiring Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if the Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. The Acquiring Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Acquiring Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Acquiring Fund's total returns, it may reduce the amount that the Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization methods used by the Acquiring Funds, and thus the Acquiring Funds' use of these methods may be subject to IRS scrutiny.

For a description of the Acquiring Fund's ability to use capital loss carryovers, see "Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses" above.

Excise Tax. If the Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. The Acquiring Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Acquiring Fund is determined to be de minimis).

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by the Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If at least 50% of the value of the Acquiring Fund's total assets at the close of each quarter of its taxable year consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Acquiring Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Acquiring Fund intends to so qualify and is designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.

The Acquiring Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by the Acquiring Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Acquiring Fund will not be deductible to the extent that the Acquiring Fund's distributions are exempt from U.S. federal income tax. In addition, an investment in the Acquiring Fund may result in liability for U.S. federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent the Acquiring Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Acquiring Fund.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in the Acquiring Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Acquiring Fund's expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by the Acquiring Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation, and may also affect its U.S. federal excise liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations are subject to the U.S. federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.

If the Acquiring Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any accrued OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in its income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.
If the Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by the Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Acquiring Fund of the option from its holder, the Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by the Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by the Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options in which the Acquiring Fund invests will be deemed "Section 1256 contracts." The Acquiring Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Acquiring Fund to recognize income or gains without a concurrent receipt of cash.

Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by the Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Acquiring Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the Acquiring Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Acquiring Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds the Acquiring Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Acquiring Fund or its shareholders in future years.

Offsetting positions held by the Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Internal Revenue Code, described above. If the Acquiring Fund is treated as entering into a "straddle" and at least one (but not all) of the Acquiring Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 then such straddle could be characterized as a "mixed straddle." The Acquiring Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of the straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Acquiring Fund had not engaged in such transactions.

If the Acquiring Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Acquiring Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Acquiring Fund's holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Acquiring Fund's taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code's rules. The amount of long-term capital gain is limited to the amount of such gain the Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Acquiring Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of an IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while the Acquiring Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for the Acquiring Fund to qualify as a RIC may limit the extent to which the Acquiring Fund will be able to engage in derivatives transactions.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Acquiring Fund may involve complex tax rules that may result in income or gain recognition by the Acquiring Fund without corresponding current cash receipts. Although the Acquiring Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Fund, in which case the Acquiring Fund may have to distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Acquiring Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of the Acquiring Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Acquiring Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and other distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when the Acquiring Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the Acquiring Fund's earnings and profits, described above, are determined at the end of the Acquiring Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Acquiring Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Acquiring Fund shares and then as capital gain. The Acquiring Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of net gains from the sale of investments that the Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by The Acquiring Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Acquiring Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Acquiring Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Acquiring Fund's taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest The Acquiring Fund earned on direct obligations of the U.S. government if the Acquiring Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held The Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares (including through dividend reinvestment) within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to the Acquiring Fund share and the Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this prospectus/proxy statement.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 39.6% on ordinary income and 20% on long-term capital gain.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Acquiring Fund may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, noncorporate Acquiring Fund shareholders generally will be subject to an additional 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from the Acquiring Fund and taxable gain on the disposition of Acquiring Fund shares, or, if less, the excess of the shareholder's "modified adjusted gross income" over $250,000 for married persons filing jointly and $200,000 for single taxpayers.

A U.S. withholding tax at a 30% rate, or lower rate provided under an applicable income tax treaty, will be imposed on dividends and proceeds of redemptions in respect of Acquiring Fund shares received by Acquiring Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring Funds will not pay any additional amounts in respect to any amounts withheld.

The Acquiring Fund shareholders are advised to discuss with their own tax advisers or financial planners tax rates and withholding taxes imposed upon them.

Backup Withholding. The Acquiring Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28%of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the Acquiring Fund shareholder if (i) the shareholder fails to furnish the Acquiring Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Acquiring Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on a shareholder. A shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable, U.S. federal income tax withholding at a 30% rate (or lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding. Under a law effective for table years beginning after December 31, 2014, the Acquiring Fund could report in writing to its shareholders distributions to foreign shareholders that would not be subject to U.S. federal income tax withholding, if the distributions were attributable to "portfolio interest" or short-term capital gain and certain other requirements were met. However, the Acquiring Fund cannot provide any assurance that it will make any such designations.

Capital gain distributions and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

The 30% (or lower treaty rate) withholding tax described above will be imposed on dividends on, and the gross proceeds of dispositions of, Acquiring Fund shares paid to foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of this withholding tax on their investment in the Acquiring Fund.
Before investing in the Acquiring Fund's shares, a prospective foreign shareholder should consult with its own tax advisers, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Acquiring Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Legislative and Administrative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Acquiring Fund and its shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your tax advisers and financial planners concerning the status of legislative and administrative proposals that may pertain to holding Acquiring Fund shares.

Buying, Selling and Exchanging Fund Shares

Share Class Information

The following is a summary description of the share classes of the Target Fund and the Acquiring Fund involved in the Merger.

Class A. Class A shares are generally available through an intermediary with a minimum initial purchase amount of $1,000. The minimum investment amount for additional purchases is $100. Certain types of accounts may be subject to lower investment minimums.
Service Class. Service Class shares are generally available through an intermediary with a minimum initial purchase amount of $100,000. There is no minimum investment amount for additional purchases.
Premier Class. In general, Premier Class shares are available to individual investors who invest a minimum initial investment amount of $10 million, either directly with a Fund or through an intermediary. Premier Class shares are also available without a minimum initial investment amount through the following, provided the beneficial owner of the account is a natural person:

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Employee defined contribution plan programs or other employer sponsored retirement plans;

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Broker-dealer managed account or wrap programs that charge an asset-based fee;

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Registered investment adviser mutual fund wrap programs or other accounts that are charged a fee for advisory, investment, consulting or similar services;

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Private bank and trust company managed account or wrap programs that charge an asset-based fee;

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Internal Revenue Code Section 529 college savings plan accounts;

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Investment Management and Trust Departments of Wells Fargo & Company purchasing shares on behalf of their clients;

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Money market trading platforms; and

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Certain investors and related accounts as detailed in the Statement of Additional Information("SAI").

Shareholder Servicing Plan
 Each Fund has adopted a Shareholder Servicing Plan (the "Servicing Plan") for its Class A and Service Class shares, and has entered into a related Shareholder Servicing Agreement with Wells Fargo Funds Distributor, LLC ("Distributor") and Funds Management. Under this agreement, the Distributor and Funds Management are authorized to provide or engage third parties to provide, pursuant to an Administrative and Shareholder Services Agreement, shareholder support services. For providing these services, the Distributor, Funds Management and third parties are entitled to an annual fee from the applicable class of the Fund of up to 0.25% of the average daily net assets of such class owned of record or beneficially by their customers. Premier Class shares do not have a Shareholder Servicing fee.

Purchase and Redemption Information

Shares of the Target Fund and Acquiring Fund may be bought and sold directly or through certain intermediaries and investment is limited to accounts beneficially owned by natural persons. For additional information on how you can buy, sell or exchange shares of each Fund please see each Fund's prospectus(es) and SAI. The Distributor serves as principal underwriter for the Target and Acquiring Funds.

Exchange Privileges

Exchanges between two funds involve two transactions: (1) the redemption of shares of one fund; and (2) the purchase of shares of another. In general, the same rules and procedures described in the Funds' prospectuses under "Buying and Selling Fund Shares" apply to exchanges. There are, however, additional policies and considerations you should keep in mind while making or considering an exchange:

■

In general, exchanges may be made between like share classes of any fund in the Wells Fargo Funds complex offered to the general public for investment (i.e., a fund not closed to new accounts), with the following exceptions: (1) Class A shares of non-money market funds may also be exchanged for Service Class shares of any retail or government money market fund; (2) Service Class shares may be exchanged for Class A shares of any non-money market fund; (3) WealthBuilder Portfolio shares may be exchanged for shares of any other WealthBuilder Portfolio or for the Wells Fargo Money Market Fund Class A shares; and (4) no exchanges are allowed into institutional money market funds.

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If you make an exchange between Class A shares of a money market fund and Class A shares of a non-money market fund, you will buy the shares at the Public Offering Price of the new fund unless you are otherwise eligible to buy shares at NAV.

■

Same-fund exchanges between share classes are permitted subject to the following conditions: (1) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange; (2) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a Contingent Deferred Sales Charge ("CDSC"); and (3) for non-money market funds, in order to exchange into Class A shares, the shareholder must be able to qualify to purchase Class A shares at NAV based on current Prospectus guidelines.

■

An exchange request will be processed on the same business day, provided that both funds are open at the time the request is received. If one or both funds are closed, the exchange will be processed on the following business day.

■

You should carefully read the Prospectus for the Fund into which you wish to exchange.

■

Every exchange involves redeeming fund shares, which may produce a capital gain or loss for tax purposes.

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If you are making an initial investment into a fund through an exchange, you must exchange at least the minimum initial investment amount for the new fund, unless your balance has fallen below that amount due to investment performance.

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If you are making an additional investment into a fund that you already own through an exchange, you must exchange at least the minimum subsequent investment amount for the fund you are exchanging into.

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Class B and Class C share exchanges will not trigger a CDSC. The new shares received in the exchange will continue to age according to the original shares' CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the above exchange policies.

Financial Intermediary Compensation

If you purchase the Target Fund or the Acquiring Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary's website for more information.

Fund Policies and Procedures

Frequent Purchases and Redemptions of Fund Shares

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds
 Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Funds' policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

Distributions

The Funds declare distributions of net investment income, if any, daily, and make such distributions, if any, monthly. The Funds generally make distributions of realized net capital gains, if any, annually.

Pricing Fund Shares

The following describes how the Funds price their shares.

A Fund's NAV is the value of a single share. The NAV is calculated each business day at the times reflected below, although a Fund may deviate from these calculation times under unusal or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. The most recent NAV for each class of a Fund is available at wellsfargofunds.com. To calculate the NAV of a Fund's shares, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

We calculate the NAV at the following times each business day:

Municipal Money Market Fund National Tax-Free Money Market Fund	9:00a.m., 10:00a.m., 12:00p.m. and 4:00p.m. (ET)

Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the New York Stock Exchange ("NYSE") is closed for trading; however, a Fund may elect to remain open even on days that the NYSE is closed if the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets remain open. If the markets close early or if SIFMA recommends that the markets close early, a Fund may close early and may calculate its NAV at earlier times under these circumstances. The price at which a purchase or redemption request for Fund shares is processed is based on the next NAV calculated after the request is received in good order. In the case of an exchange order, the exchange order is deemed to be a request for the redemption of shares of one Fund and for the purchase of shares of another Fund, and will be processed at the next time that both Funds calculate their NAVs at the same time. Information on the timing of dividend accrual and settlement in connection with a purchase or redemption of shares can be found in the section of the Funds' prospectuses entitled "Buying and Selling Fund Shares."

A Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Portfolio securities are valued at their acquisition cost, adjusted for discounts or premiums reflected in their purchase price regardless of the impact of fluctuating interest rates on the market value of the instrument. This method of valuation is designed to enable a Fund to price its shares at $1.00 per share, although the value of the Fund's shares based on the mark-to-market valuation method may be more or less than $1.00 per share.

The Board has established procedures designed to monitor a Fund's price per share. The Manager monitors the value of the Fund's shares based on the mark-to-market valuation method and will promptly notify the Board when the Fund's mark-to-market value deviates more than 0.25% from the Fund's established NAV of $1.00 per share. In the event that the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Fund will take such corrective action as it deems necessary, which may include, among other things, establishing a NAV of less than or more than $1.00 per share by using available market quotations or suspending the redemption of shares and liquidating the Fund under Rule 22e-3 under the 1940 Act. See the SAI for additional details regarding the determination of NAVs.

Information on Shareholders' Rights

Form of Organization

The Funds are series of the Trust. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by the Declaration of Trust and applicable state and federal law.

Capitalization

The beneficial interests in the Target Fund and the Acquiring Fund are represented by an unlimited number of transferable shares of beneficial interest. The Trust's governing documents permit the Board to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Board, all without shareholder approval. Fractional shares may be issued by both the Target Fund and Acquiring Fund. The Target Fund's and Acquiring Fund's shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Board. Shareholders of the Target Fund and Acquiring Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to advisory or investment management agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out the Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meeting and Voting Rights

Since each Fund is a series of the Trust, the rights of shareholders of the Funds are identical. For further information, please see the section entitled "Capital Stock" in the Acquiring Fund's SAI.

Liquidation

In the event of the liquidation of the Acquiring or Target Fund, the shareholders would be entitled to receive, when and as declared by the Board, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such Trustee by the Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. The Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Trust Instrument and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

Shareholder Information

This prospectus/proxy statement is being sent to shareholders of the Target Fund in connection with the solicitation of proxies by the Board, to be used at the Meeting to be held at 10:00 a.m., Pacific time, on December 8, 2016 at the offices of Wells Fargo Funds, 525 Market Street, San Francisco, California 94105 and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Target Fund in October 2016. Only shareholders of record as of the close of business on September 30, 2016, (the "Record Date") are entitled to notice, and to vote at the Meeting or any adjournment(s) thereof. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by other means, such as by telephone, or attend the Meeting in person. (See the back of this prospectus/proxy statement and the proxy card for voting instructions.) If you wish to attend the Meeting in person, please call 1-866-828-6931 for instructions.

You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If you return a properly executed proxy card, but no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Target Fund. If any other matters about which the Target Fund did not have timely notice properly come before the Meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Target Fund. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Target Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Target Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.

Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Trust at the address above, stating that the proxy is revoked, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, in accordance with the methods prescribed in this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.

The Declaration of Trust states that one-third of the issued and outstanding shares of the Target Fund entitled to vote in person or by proxy at the Meeting shall constitute a quorum for the transaction of business at the Meeting. However, approval of a Merger requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Target Fund. A vote of the majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of your Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of your Target Fund.

In voting on the Plan, each share of the Target Fund will be entitled to one vote, and each fractional share will be entitled to a proportionate fractional vote.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of [proxy solicitor], its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). In addition, [proxy solicitor], the Funds' proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be [solicitor cost] with respect to the proposals covered by this prospectus/proxy statement. That cost and other expenses of the Meeting and the Merger will be paid by the Funds.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the relevant proposal. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares of the Target Fund represented at the Meeting, either in person or by proxy. Abstentions and broker non-votes will not be voted on a motion to adjourn.

A shareholder who objects to the proposed Merger will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result directly in recognition of gain or loss to shareholders for U.S. federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of the Acquiring Fund which they receive in the transaction at their then-current net asset value. Shares of the Target Fund may be redeemed at any time prior to the consummation of its Merger. Shareholders of the Target Fund may wish to consult their own tax advisers and financial planners as to any differing consequences of redeeming Target Fund shares prior to the Merger or exchanging such shares in the Merger.

If the Target Fund's shareholders do not vote to approve the Merger, the Board may consider other possible courses of action for the Target Fund, including liquidation.

The votes of the shareholders of the Acquiring Fund are not being solicited by this prospectus/proxy statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Target Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

The number of shares of the Target Fund outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote
Wells Fargo Municipal Money Market Fund
Class A
Premier Class
Service Class

As of September 30, 2016, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund. Except as noted below in the table, to each Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Funds as owning beneficially 5% or more of any shares of the Funds as of September 30, 2016. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

[Table(s) to be added.]

Financial Statements

The audited financial highlights of each Fund for the last five fiscal years are incorporated by reference from the applicable Fund's prospectus.
The SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports thereon of KPMG LLP, independent registered public accounting firm to the Funds.

Fund Name	Financial Statements as of	Audited or Unaudited
Wells Fargo Municipal Money Market Fund	January 31, 2016	Audited
Wells Fargo National Tax-Free Money Market Fund	January 31, 2016	Audited

Pro Forma Capitalization

The following tables sets forth the capitalizations of each Fund as of June 30, 2016 and the capitalization of the Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio  for each Class as listed in the table below.

Wells Fargo National Tax-Free Money Market Fund will be the accounting survivor following the Merger.

Exchange Ratio
Class A	1.00
Premier Class	1.00
Service Class	1.00

WELLS FARGO MUNICIPAL MONEY MARKET FUND INTO WELLS FARGO NATIONAL TAX-FREE MONEY MARKET FUND

	Wells Fargo Municipal Money Market Fund (Target Fund)	Wells Fargo National Tax- Free Money Market Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$134,143,829	$154,621,782	$0	$288,765,611
Administrator Class	N/A	$168,607,353	N/A	$168,607,353
Premier Class	$102,574	$1,151,939,929	$0	$1,152,042,503
Service Class	$112,891,127	$78,058,811	$0	$190,949,938
Total	$247,137,530	$1,553,227,875	$0	$1,800,365,405
Net Asset Value per Share
Class A	$1.00	$1.00		$1.00
Administrator Class	N/A	$1.00		$1.00
Premier Class	$1.00	$1.00		$1.00
Service Class	$1.00	$1.00		$1.00
Total Shares Outstanding
Class A	134,198,568	154,580,711		288,779,279
Administrator Class	N/A	168,561,892		168,561,892
Permier Class	102,615	1,151,592,114		1,151,694,729
Service Class	112,935,670	78,038,421		190,974,091
Total	247,236,853	1,552,773,138		1,800,009,991

Additional Information

The Target Fund and the Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call AST Fund Solutions LLC, our proxy solicitor, at 1-866-828-6931 (toll free).

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

WELLS FARGO FUNDS TRUST

AGREEMENT AND PLAN OF REORGANIZATION

Dated as of August 10, 2016

This AGREEMENT AND PLAN OF REORGANIZATION (this "Plan") is made as of this August 10, 2016, by Wells Fargo Funds Trust ( "Funds Trust"), a Delaware statutory trust, for itself and on behalf of its respective Acquiring Fund and its respective Target Fund, as indicated in the chart below; and as to Section 15 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment manager to each series of Funds Trust.

Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund
Class A	Class A
Premier Class	Premier Class
Service Class	Service Class

WHEREAS, Funds Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of its corresponding Target Fund ("Corresponding Target Fund", as set forth opposite a corresponding Acquiring Fund "Corresponding Acquiring Fund" in the table above) in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the "Reorganization"); and
WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;
NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:
1. Definitions.
The following terms shall have the following meanings:
1933 Act The Securities Act of 1933, as amended.
1934 Act The Securities Exchange Act of 1934, as amended.
Acquiring Class. The class of the Acquiring Fund's shares that Funds Trust will issue to the shareholders of the Target Fund Class, as set forth above.
Acquiring Fund Financial Statements. The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.
Assets. All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.
Assets List. A list of securities and other Assets and Known Liabilities of or attributable to the Target Fund as of the date provided.
Board. The Board of Trustees of Funds Trust.
Closing Date. [Insert Date], 2017, or such other date as the parties may agree to in writing with respect to the Reorganization.
Corresponding Target Class. The Target share class set forth opposite an Acquiring Class in the chart on the first page of this Plan.
Effective Time. 9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.
Fund. The Acquiring Fund or the Target Fund.
Know, Known or Knowledge. Known after reasonable inquiry.
Liabilities. All liabilities of, allocated or attributable to, a Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.
Material Agreements. The agreements set forth in Schedule A, as it may be amended from time to time.
Reorganization Documents. Such bills of sale, assignments, and other instruments of transfer as Funds Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund's Assets and Liabilities and for the Acquiring Fund to assume the Target Fund's Assets and Liabilities.
Schedule A. Schedule A to this Plan, as may be amended from time to time.
Target Financial Statements. The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.
Valuation Time. The time on the Reorganization's Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Funds Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund's and Target Fund's Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2. Regulatory Filings. Funds Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities.

 3. Transfer of Target Fund Assets. Funds Trust shall take the following steps with respect to the Reorganization:

(a) At the Effective Time, Funds Trust with respect to its series that is a Target Fund shall assign, transfer, deliver and convey all of the Target Fund's Assets to its Corresponding Acquiring Fund on the bases described in Subsection 3(c) of this Plan. Funds Trust with respect to the Acquiring Fund shall then accept Target Fund's Assets and assume the Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets at or after the Effective Time shall become and be the Assets of the Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.
(b) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to the Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Target Fund's Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify the Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise the Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.
(c) Funds Trust shall assign, transfer, deliver and convey the Target Fund's Assets to the Acquiring Fund at the Reorganization's Effective Time on the following bases:

(1) In exchange for the transfer of the Assets, Funds Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. Funds Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, Funds Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class.
(2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with Funds Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.
(3) Funds Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of the Acquiring Fund. Funds Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.

4. Liquidation and Termination of each Target Fund and Registration of Shares. Funds Trust also shall take the following steps for the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, Funds Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of Funds Trust, in accordance with applicable law and its Amended and Restated Declaration of Trust (the "Declaration of Trust") by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that Funds Trust declared with respect to the shareholder's Corresponding Target Class shares before the Effective Time. Funds Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; Funds Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Funds Trust does not issue certificates representing Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust shall wind up the affairs of the Target Fund.

(b) If a former Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.
5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, the Target Fund and the Acquiring Fund, represents and warrants to, and agrees with, the Acquiring Fund and the Target Fund, respectively as follows:

(a) Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act.
(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.
(c) The Board has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Funds Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Funds Trust or any Material Agreement. Funds Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.
(d) Each Fund has qualified as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed its federal income tax liability, if any, under Sections 852 and 4982 of the Code.
(e) Funds Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.
(f) Each Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Each Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.
(g) Funds Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Funds Trust or any Fund or its Assets or businesses. There are no facts that Funds Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Funds Trust or any Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither Funds Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.
(h) Funds Trust is not a party to any contracts, agreements, franchises, licenses or permits relating to the Funds except those entered into or granted in the ordinary course of its business, in each case under which no material default exists. All contracts and agreements that are material to the business of the Funds are listed on Schedule A. Funds Trust is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever on behalf of any Fund.
(i) Funds Trust has timely filed all tax returns, for the Funds for all of their taxable years to and including their most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the Knowledge of Funds Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Funds Trust will file all of the Fund's tax returns for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).
(j) Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.
(k) The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund's most recent fiscal year-end and the results of the Fund's operations and changes in the Fund's net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.
(l) To the Knowledge of Funds Trust, neither the Target Fund nor the Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in the ordinary course of business.
(m) Except as otherwise provided herein, Funds Trust shall operate the business of each Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization. Notwithstanding the foregoing, each Fund shall (i) complete all measures prior to the Effective Time to ensure that the Reorganization qualifies as a "reorganization" within the meaning of Section 368(a) of the Code; and (ii) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to Pepper Hamilton LLP in connection with its opinion described in Section 6(d), regardless of whether any measures or actions described in this sentence are in the ordinary course.

6. Conditions to Funds Trust's Obligations. The obligations of Funds Trust with respect to the Reorganization shall be subject to the following conditions precedent:
(a) Funds Trust shall have duly executed and delivered the Target Fund Reorganization Documents.
(b) All representations and warranties of Funds Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.
(c) Funds Trust, on behalf of itself, and, as appropriate, each Target Fund and each Acquiring Fund, shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of Funds Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.
(d) Funds Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of Pepper Hamilton LLP, upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to Pepper Hamilton LLP made in certificates provided by Funds Trust, on behalf of itself and each Fund, the Funds' affiliates and/or principal shareholders, substantially to the effect that the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.
(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.
(g) Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.
(h) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) amounts equal to the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.
(i) The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 9 of this Plan.
7. Tax Matters. Except where otherwise required by law, Funds Trust shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization", within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.
8. Survival of Representations and Warranties. The representations and warranties of Funds Trust shall survive the completion of the transactions contemplated herein.
9. Termination of Plan. A majority of the Board may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, by majority vote, if: (i) the conditions precedent set forth in Section 6, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the Board that such conditions precedent will not be satisfied on the Closing Date.
10. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.
11. Amendments. The Reorganization of the Target Funds requires shareholder approval. Funds Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization. After a Target Fund's shareholders whose are being asked to approve the Reorganization approve a Reorganization, however, Funds Trust may not amend this Plan in a manner that materially adversely affects the interests of such Target Fund's shareholders with respect to that Reorganization. This Section shall not preclude Funds Trust from changing the Closing Date or the Effective Time of a Reorganization.
12. Waivers. At any time prior to the Closing Date, Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Funds Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.
13. Limitation on Liabilities. The obligations of Funds Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Funds Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of Funds Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.
14. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.
15. Expenses. Wells Fargo Funds Trust, on behalf of the Acquiring Fund and Target Fund, hereby agrees to bear all expenses incurred by any party hereto in connection with the Reorganization and with this Plan, whether or not the Reorganization is consummated.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
 for itself and on behalf of its Target Fund
 and on behalf of its Acquiring Fund

By: /s/ C. David Messman
 Name: C. David Messman
 Title: Secretary

ATTEST:

/s/ Johanne Castro
 Name: Johanne Castro
 Title: Assistant Secretary

 WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 15 only)

By: /s/ Paul Haast
 Name: Paul Haast
 Title: Senior Vice President

ATTEST:

/s/ Johanne Castro
 Name: Johanne Castro
 Title: Assistant Vice President
[DRAFT TO BE UPDATED]

SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

Amended and Restated Declaration of Trust of Wells Fargo Funds Trust dated March 10, 1999, amended and restated on March 26, 1999, August 19, 1999, November 5, 2002, February 8, 2005, February 10, 2010 and November 7, 2012

Investment Management Agreement between Wells Fargo Funds Management, LLC and Wells Fargo Funds Trust, dated July 1, 2015, with Schedule A amended February 18, 2016

Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Management, LLC, Wells Fargo Funds Trust and Wells Fargo Master Trust, dated October 3, 2008, amended and restated on May 20, 2015, with Schedule A amended March 1, 2016
Amended and Restated Sub-Advisory Agreement among Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC and Wells Fargo Funds Trust, dated March 1, 2001, with Schedule A amended February 18, 2016

Class-Level Administration Agreement between Wells Fargo Funds Management, LLC and Wells Fargo Funds Trust, dated July 1, 2015, with Schedule A amended February 18, 2016

Master Custodian Agreement among State Street Bank and Trust Company, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust, dated August 10, 2009, with Appendix A amended February 18, 2016

Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Trust, dated February 20, 2014, with Schedule I amended February 18, 2016

Amended and Restated Joint Fidelity Bond Allocation Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust, dated December 15, 2015, with Appendix A dated February 18, 2016

Amended and Restated Securities Lending Agency Agreement among Goldman Sachs Bank USA d/b/a Goldman Sachs Agency Lending, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust, dated April 1, 2010, with Appendix A amended February 18, 2016

Transfer Agency and Service Agreement among Boston Financial Data Services, Inc., Wells Fargo Funds Trust and Wells Fargo Variable Trust, dated April 11, 2005, with Schedule A dated February 18, 2016

Exhibit B
 Comparison of the Funds' Fundamental Investment Policies

Borrowing
Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund
The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Commodities
Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund

The Fund may not purchase or sell commodities, purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The Fund may not purchase or sell commodities, purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Concentration
Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of nongovernment issuers), (iv) investments in repurchase agreements; provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC")) or its staff );

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of nongovernment issuers), (iv) investments in repurchase agreements; provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC")) or its staff );

This exception is not in the Fund's Fundamental Investment Policy

However, the Fund (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of  on-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

Diversification
Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Issuing Senior Securities
Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund
The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Lending
Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Real Estate
Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Underwriting
Target Fund	Acquiring Fund
Wells Fargo Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

Exhibit C
Additional Performance Information

This section contains additional information regarding the performance of the Target Fund.

Share Class Performance

The following provides additional information about the performance history of the Target Fund and the Acquiring Fund, including information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

The Municipal Money Market Fund - Historical performance shown for the Premier Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Service Class shares. If these expenses had not been included, returns would be higher. Performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund's predecessor, Evergreen Municipal Money Market Fund.

WELLS FARGO FUNDS TRUST

PART B
STATEMENT OF ADDITIONAL INFORMATION (SAI)

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

(800) 222-8222

PART B

STATEMENT OF ADDITIONAL INFORMATION

____, 2016

Relating to the acquisition of assets of

WELLS FARGO MUNICIPAL MONEY MARKET FUND

a series of

WELLS FARGO FUNDS TRUST

by and in exchange for shares of

WELLS FARGO NATIONAL TAX-FREE MONEY MARKET FUND

a series of

WELLS FARGO FUNDS TRUST

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Prospectus/Proxy Statement dated ___ 2016, for the Special Meeting of Shareholders of the Target Fund listed above to be held on December 8, 2016. The Prospectus/Proxy Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

  INCORPORATION OF DOCUMENTS BY REFERENCE

IN STATEMENT OF ADDITIONAL INFORMATION

This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.

The Statement of Additional Information dated June 1, 2016, as supplemented from time to time, for Wells Fargo Municipal Money Market Fund and Wells Fargo National Tax-Free Money Market Fund, which was filed electronically with the Securities and Exchange Commission on May 27, 2016, File No. 811-09253, on Form N-1A, accession no. 0001081400-16-001500.

2.

The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual report for Wells Fargo Municipal Money Market Fund and the annual report for Wells Fargo National Tax-Free Money Market Fund, each for the fiscal year ended January 31, 2016, filed electronically with the Securities and Exchange Commission on March 29, 2016, File No. 811-09253, accession no. 0001193125-16-521169.

In addition, this SAI consists of a narrative description of the pro forma effects of the reorganization of the Wells Fargo Municipal Money Market Fund into the Wells Fargo National Tax-Free Money Market Fund.

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATION OF WELLS FARGO MUNICIPAL MONEY MARKT FUND INTO WELLS FARGO NATIONAL TAX-FREE MONEY MARKET FUND

The unaudited pro forma information provided herein should be read in conjunction with the audited annual reports of Wells Fargo Municipal Money Market Fund and Wells Fargo National Tax-Free Money Market Funddated January 31, 2016. The shareholder reports are on file with the Securities Exchange Commission (“SEC”) and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended January 31, 2016 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization (the “Reorganization”) of Wells Fargo Municipal Money Market Fund (the “Target Fund”) into Wells Fargo National Tax-Free Money Market Fund(the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of January 31, 2015. The Reorganization is intended to combine the Target Fund with the Acquiring Fund (the “Merger”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, Class A, Premier Class (formerly Institutional Class), Service Class and Sweep Class shareholders of the Target Fund would become Class A, Premier Class (formerly Institutional Class), Service Class and Sweep Class shareholders of the Acquiring Fund.

Whether or not the Reorganization is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Wells Fargo Funds Management, LLC (“Funds Management”) or one of its affiliates. The expenses to be borne by Funds Management or one of its affiliates do not include any brokerage or other transaction expenses incurred by the Funds in connection with the Reorganization, which will remain the responsibility of the Funds.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the Merger in order to comply with the policies and investment practices of the Acquiring Fund.

As of January 31, 2016, the net assets of the Target Fund and the Acquiring Fund were $310,250,846 and $2,835,007,152, respectively. The net assets of the pro forma combined fund as of January 31, 2016 would have been $3,145,257,998.

Due to economies of scale, on a pro forma basis for the twelve months ended January 31, 2016, the proposed Reorganization would result in a decrease of $608,255 in management fee. As the asset level of the Acquiring Fund increases due to the Reorganization, the management fee rate decreases.  For the twelve months ended January 31, 2016, the fee waivers and expense reimbursements for the Target Fund and the Acquiring Fund were $2,232,712 and $10,348,778, respectively.  On a pro forma basis the combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain contractual expense caps.  Funds Management has committed through May 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Acquiring Fund’s expenses at 0.65% for Class A shares, 0.30% for Administrator Class shares, 0.20% for Premier Class shares (formerly, Institutional Class shares), 0.45% for Service Class shares, and 1.00% for Sweep Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. During the twelve months ended January 31, 2016, Funds Management had also voluntarily waived additional expenses to maintain a positive yield for the Target Fund and the Acquiring Fund.

No significant accounting policies, including the securities valuation policies, will change as a result of the proposed reorganization.

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

As permitted under Rule 2a-7 of the Investment Company Act of 1940 Act, as amended, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Funds Management.  The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

The Merger is expected to be tax-free for U.S. federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the Merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the Merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Internal Revenue Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of January 31, 2016, the Funds did not have any capital loss carryforwards available to offset future net realized capital gains.  2018 20142019

WELLS FARGO FUNDS TRUST

PROXY CARDS

WELLS FARGO MUNICIPAL MONEY MARKET FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2016

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Municipal Money Market Fund (“Municipal Money Market Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Municipal Money Market Fund to be held at 10:00 a.m., Pacific time, on December 8, 2016, at the offices of Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of [ ], 2016, providing for the reorganization of the Municipal Money Market Fund, including the acquisition of all of the assets of the Municipal Money Market Fund by the Wells Fargo National Tax-Free Money Market Fund (“National Tax-Free Money Market Fund”) in exchange for shares of the National Tax-Free Money Market Fund (the “Acquisition Shares”) and the assumption by the National Tax-Free Money Market Fund of all of the liabilities of the Municipal Money Market Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Municipal Money Market Fund in liquidation of the Municipal Money Market Fund.

FOR	AGAINST	ABSTAIN
□	□	□

2. To transact any other business which properly come before the meeting or any adjournment(s) thereof.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at 1.866.828.6931.   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

WELLS FARGO FUNDS TRUST

PART C
OTHER INFORMATION

Item 15. Indemnification.

Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant's Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future (each a "Covered Person," and collectively the "Covered Persons"), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person's bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

(a) As used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, reasonable attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person's willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust ("disabling conduct").

(c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance:
would be inconsistent with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or
would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

(d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

(i) a final decision on the merits by a court or other body before whom the proceeding was brought; or
(ii) in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

(e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

(g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16. Exhibits.

Unless otherwise indicated, all references to the "Registration Statement" and Post-Effective Amendments thereto in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Number	Exhibit Description	Location
(1)	Amended and Restated Declaration of Trust	Incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(2)	Not applicable
(3)	Not applicable
(4)	Agreement and Plan of Reorganization	Filed herein.
(5)	Not applicable
(6)(a)	Investment Management Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 407, filed August 26, 2015; Schedule A, incorporated by reference to Post-Effective Amendment No. 467, filed June 21, 2016.
(6)(b)	Investment Management Agreement with Wells Fargo Funds Management, LLC (Asset Allocation Fund)	Incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015.
(6)(c)	Investment Management Agreement with Wells Fargo Funds Management, LLC (Absolute Return Fund)	Incorporated by reference to Post-Effective Amendment No. 235, filed February 29, 2012; Schedule A, incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015.
(6)(d)	Investment Management Agreement with Wells Fargo Funds Management, LLC (Small Cap Core Fund)	Incorporated by reference to Post-Effective Amendment No. 438, filed December 23, 2015.
(6)(e)	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015; Schedule A, incorporated by reference to Post-Effective Amendment No. 467, filed June 21, 2016.
(6)(f)	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc.	Incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.
(6)(g)	Amended and Restated Investment Sub-Advisory Agreement with Wells Capital Management Incorporated	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 467, filed June 21, 2016.
(6)(h)

Investment Sub-Advisory Agreement with RCM Capital Management LLC (formerly Dresdner RCM Global Investors, LLC) and Novation of Sub-Advisory Agreement substituting Allianz Global Investors, U.S. LLC for RCM Capital Management LLC

Incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Novation of Sub-Advisory Agreement, incorporated by reference to Post-Effective Amendment No. 307, filed July 26, 2013; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015.

(6)(i)	Investment Sub-Advisory Agreement with Global Index Advisors, Inc.	Incorporated by reference to Post-Effective Amendment No. 347, filed May 30, 2014; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 391, filed March 31, 2015.
(6)(j)	Investment Sub-Advisory Agreement with LSV Asset Management	Incorporated by reference to Post-Effective Amendment No. 147, filed January 28, 2010; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.
(6)(k)	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P.	Incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 295, filed April 23, 2013.
(6)(l)	Sub-Advisory Agreement with Phocas Financial Corporation	Incorporated by reference to Post-Effective Amendment No. 122, filed March 21, 2008.
(6)(m)	Amended and Restated Sub-Advisory Agreement with First International Advisors, LLC	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(6)(n)	Amended and Restated Sub-Advisory Agreement with Metropolitan West Capital Management, LLC

Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.

(6)(o)	Amended and Restated Sub-Advisory Agreement with Golden Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(6)(p)	Sub-Advisory Agreement with Crow Point Partners, LLC	Incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(6)(q)	Sub-Advisory Agreement with Artisan Partners, LP	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(r)	Sub-Advisory Agreement with The Rock Creek Group, LP and Ellington Global Asset Management, LLC	Incorporated by reference to Post-Effective Amendment No. 467, filed June 21, 2016.
(6)(s)	Sub-Advisory Agreement with Chilton Investment Company, LLC	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(t)	Sub-Advisory Agreement with Mellon Capital Management Corporation	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(u)	Sub-Advisory Agreement with Passport Capital, LLC	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(v)	Sub-Advisory Agreement with River Canyon Fund Management LLC	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(w)	Sub-Advisory Agreement with Sirios Capital Management, L.P.	Incorporated by reference to Post-Effective
(6)(x)	Sub-Advisory Agreement with Wellington Management Company, LLP	Incorporated by reference to Post-Effective
(6)(y)	Sub-Advisory Agreement with Pine River Capital Management L.P.	Incorporated by reference to Post-Effective
(6)(z)	Amended and Restated Sub-Advisory Agreement with Wells Fargo Bank, N.A. d/b/a Wells Capital Management Singapore	Incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(6)(aa)	Expense Assumption Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 456, filed April 26, 2016.
(7)	Distribution Agreement with Wells Fargo Funds Distributor, LLC	Incorporated by reference to Post-Effective Amendment No. 335, filed February 25, 2014; Schedule I, incorporated by reference to Post-Effective Amendment No. 467, filed June 21, 2016.
(8)	Not applicable
(9)	Master Custodian Agreement with State Street Bank and Trust Company	Incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009; Appendix A, incorporated by reference to Post-Effective Amendment No.467, filed June 21, 2016.
(10)(a)	Distribution Plan	Incorporated by reference to Post-Effective Amendment No. 335, filed February 25, 2014; Appendix A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(10)(b)	Rule 18f-3 Multi-Class Plan

Incorporated by reference to Post-Effective Amendment No. 255, filed September 12, 2012; Appendix B, incorporated by reference to Post-Effective Amendment No. 440, filed December 24, 2015; Appendix A, incorporated by reference to Post-Effective Amendment No. 467, filed June 21, 2016.

(11)	Legal Opinion	Filed herewith.
(12)	Consent of Tax Counsel	To be filed by amendment.
(13)(a)	Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC and Goldman Sachs Bank USA

Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010; Fifth Amendment incorporated by reference to Post-Effective Amendment No. 174, filed October 27, 2010; Schedule 2, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Sixth Amendment incorporated by reference to Post-Effective Amendment No. 177, filed January 28, 2011; Seventh Amendment, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011; Eighth Amendment incorporated by reference to Post-Effective Amendment No. 237 filed March 16, 2012; Ninth Amendment incorporated by reference to Post-Effective Amendment No. 274, filed December 26, 2012; Tenth Amendment, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015; Eleventh Amendment, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015. Appendix A, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.

(13)(b)	Class-Level Administration Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015; Schedule A to Appendix A, incorporated by reference to Post-Effective Amendment No. 467, filed June 21, 2016.
(13)(c)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.	Incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006; Schedule A, incorporated by reference to Post-Effective Amendment No. 467, filed June 21, 2016.
(13)(d)	Shareholder Servicing Plan	Incorporated by reference to Post-Effective Amendment No. 335, filed February 25, 2014; Appendix A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(13)(e)	Administrative and Shareholder Servicing Agreement, Form of Agreement	Incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.
(13)(f)	Shareholder Servicing Agreement with Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 391, filed March 31, 2015; Schedule I, incorporated by reference to Post-Effective Amendment No. 467, filed June 21, 2016.
(14)	Consent of Independent Auditors, KPMG, LLP	Filed herewith.
(15)	Not applicable.
(16)(a)	Power of Attorney, Peter G. Gordon	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(b)	Power of Attorney, Timothy J. Penny	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(c)	Power of Attorney, Karla M. Rabusch	Incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.
(16)(d)	Power of Attorney, Olivia S. Mitchell	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(e)	Power of Attorney, Judith M. Johnson	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(f)	Power of Attorney, Isaiah Harris, Jr.	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(g)	Power of Attorney, David F. Larcker	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(h)	Power of Attorney, Michael S. Scofield	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(i)	Power of Attorney, Nancy Wiser	Incorporated by reference to Post-Effective Amendment No. 254, filed September 4, 2012.
(16)(j)	Power of Attorney, Jeremy M. DePalma	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(16)(k)	Power of Attorney, William R. Ebsworth	Incorporated by reference to Post-Effective Amendment No. 383, filed January 23, 2015.
(16)(l)	Power of Attorney, Jane A. Freeman	Incorporated by reference to Post-Effective Amendment No. 383, filed January 23, 2015.

Item 17. Undertakings.

(1) Wells Fargo Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 13th day of September, 2016.

WELLS FARGO FUNDS TRUST

By: /s/ C. David Messman
--------------------
C. David Messman
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

/s/ Peter G. Gordon Peter G. Gordon* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee	/s/ Judith M. Johnson Judith M. Johnson* Trustee
/s/ David F. Larcker David F. Larcker* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Jane A. Freeman Jane A. Freeman* Trustee	/s/ Michael S. Scofield Michael S. Scofield* Trustee	/s/ William R. Ebsworth William R. Ebsworth* Trustee
/s/ Karla M. Rabusch Karla M. Rabusch* President (Principal Executive Officer)	/s/ Nancy Wiser Nancy Wiser* Treasurer (Principal Financial Officer)

*By: /s/ C. David Messman
C. David Messman
Attorney-in-Fact
September 13, 2016

Exhibit No.	Exhibits
(11)	Legal Opinion
(14)	Consent of Independent Auditors, KPMG, LLP